Exhibit 10.21

AMENDMENT TO ADDENDUM TO LICENSE AGREEMENT

WHEREAS, Disc Medicine, Inc. (“Disc” or the “Company”), F. Hoffmann-La Roche Ltd (“Roche Basel”) and Hoffmann-La Roche Inc. (“Roche US” and, together with Roche Basel, “Roche”) executed an addendum to that certain License Agreement dated as of May 7, 2021 (the “Agreement”) among the Parties (as defined below), pursuant to which the Company and Roche memorialized their mutual understanding of the rights Roche and its affiliates may have under the Agreement in the event that the Company completes an IPO, and which was amended by the Parties as of December 7, 2021 and May 31, 2022 (as amended, the “Addendum”). Each of Disc, Roche US and Roche Basel are referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties desire to further amend the Addendum as set forth herein:

NOW, THEREFORE, the Parties agree as follows:

1.	The Parties wish to replace paragraph 4 of the Addendum in its entirety with the following:

“4.
This Addendum shall automatically terminate upon the earliest to occur, if any, of (i) the Company notifying Roche that it has determined not to proceed with the IPO or (ii) December 31, 2022, in the event the closing of the IPO shall not have occurred on or before such date.

2.	Except as specifically provided herein, the terms and conditions of the Addendum shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have entered into this Amendment as of the date set forth below when all Parties have executed this Amendment.

DISC MEDICINE, INC.

/s/ John Quisel
Name: John Quisel
Title: President & CEO

Date: October 18, 2022

F. HOFFMANN-LA ROCHE LTD

/s/ Vikas Kabra

Name: Vikas Kabra
Title: Authorized Signatory

Date: October 19, 2022

/s/ Barbara Schroeder de Castro Lopes
Name: Barbara Schroeder de Castro Lopes
Title: Authorized Signatory

Date: October 18, 2022

HOFFMANN-LA ROCHE INC.

/s/ John Parise
Name: John Parise
Title: Authorized Signatory

Date: October 18, 2022

[Signature Page to Amendment to Addendum to License Agreement]